Exhibit 4.8

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

                                       and

                              THE BANK OF NEW YORK,
        as Collateral Agent, Custodial Agent and Securities Intermediary

                                       and

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                           as Purchase Contract Agent

                                PLEDGE AGREEMENT

                         Dated as of September 10, 2002

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE 1 DEFINITIONS
   SECTION 1.01.  Definitions..................................................2

ARTICLE 2 PLEDGE
   SECTION 2.01.  Pledge.......................................................6
   SECTION 2.02.  Control; Financing Statement.................................7
   SECTION 2.03.  Termination..................................................7

ARTICLE 3 DISTRIBUTIONS ON PLEDGED COLLATERAL
   SECTION 3.01.  Income Distributions.........................................7
   SECTION 3.02.  Principal Payments Following Termination Event...............7
   SECTION 3.03.  Principal Payments Prior to or on Purchase Contract
                  Settlement Date..............................................7
   SECTION 3.04.  Payments to Purchase Contract Agent..........................8
   SECTION 3.05.  Assets Not Properly Released.................................8

ARTICLE 4 CONTROL
   SECTION 4.01.  Establishment of Collateral Account..........................9
   SECTION 4.02.  Treatment as Financial Assets................................9
   SECTION 4.03.  Sole Control by Collateral Agent.............................9
   SECTION 4.04.  Securities Intermediary's Location...........................9
   SECTION 4.05.  No Other Claims..............................................9
   SECTION 4.06.  Investment and Release......................................10
   SECTION 4.07.  Statements and Confirmations................................10
   SECTION 4.08.  Tax Allocations.............................................10
   SECTION 4.09.  No Other Agreements.........................................10
   SECTION 4.10.  Powers Coupled with an Interest.............................10

ARTICLE 5 INITIAL DEPOSIT; ESTABLISHMENT OF TREASURY UNITS AND
   REESTABLISHMENT OF CORPORATE UNITS
   SECTION 5.01.  Initial Deposit of Preferred Securities.....................10
   SECTION 5.02.  Establishment of Treasury Units.............................11
   SECTION 5.03.  Reestablishment of Corporate Units..........................13
   SECTION 5.04.  Termination Event...........................................15
   SECTION 5.05.  Cash Settlement.............................................16
   SECTION 5.06.  Early Settlement............................................17
   SECTION 5.07.  Application of Proceeds in Settlement of Purchase
                  Contracts...................................................18
   SECTION 5.08.  Tax Event Redemption........................................20

ARTICLE 6 VOTING RIGHTS - PLEDGED PREFERRED SECURITIES AND PLEDGED NOTES
   SECTION 6.01.  Voting Rights...............................................20


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ARTICLE 7 RIGHTS AND REMEDIES
   SECTION 7.01.  Rights and Remedies of the Collateral Agent.................21
   SECTION 7.02.  Substitution of Notes or Treasury Portfolio.................22
   SECTION 7.03.  Tax Event Redemption........................................22
   SECTION 7.04.  Initial Remarketing.........................................23
   SECTION 7.05.  Substitutions...............................................24

ARTICLE 8 REPRESENTATIONS AND WARRANTIES; COVENANTS
   SECTION 8.01.  Representations and Warranties..............................24
   SECTION 8.02.  Covenants...................................................24

ARTICLE 9 THE COLLATERAL AGENT, THE CUSTODIAL AGENT AND THE SECURITIES INTERMEDIARY
   SECTION 9.01.  Appointment, Powers and Immunities..........................25
   SECTION 9.02.  Instructions of the Company.................................26
   SECTION 9.03.  Reliance....................................................26
   SECTION 9.04.  Rights in Other Capacities..................................26
   SECTION 9.05.  Non-Reliance................................................27
   SECTION 9.06.  Compensation and Indemnity..................................27
   SECTION 9.07.  Failure to Act..............................................27
   SECTION 9.08.  Resignation.................................................28
   SECTION 9.09.  Right to Appoint Agent or Advisor...........................29
   SECTION 9.10.  Survival....................................................30
   SECTION 9.11.  Exculpation.................................................30

ARTICLE 10 AMENDMENT
   SECTION 10.01. Amendment without Consent of Holders........................30
   SECTION 10.02. Amendment with Consent of Holders...........................30
   SECTION 10.03. Execution of Amendments.....................................31
   SECTION 10.04. Effect of Amendments........................................31
   SECTION 10.05. Reference of Amendments.....................................31

ARTICLE 11 MISCELLANEOUS
   SECTION 11.01. No Waiver...................................................32
   SECTION 11.02. Governing Law...............................................32
   SECTION 11.03. Notices.....................................................32
   SECTION 11.04. Successors and Assigns......................................32
   SECTION 11.05. Counterparts................................................33
   SECTION 11.06. Severability................................................33
   SECTION 11.07. Expenses, Etc...............................................33
   SECTION 11.08. Security Interest Absolute..................................33
   SECTION 11.09. Notice of Tax Event, Tax Event Redemption and
                  Termination Event...........................................34


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Exhibit A - Instruction from Purchase Contract Agent to Collateral Agent
                (Establishment of Treasury Units)
Exhibit B - Instruction from Collateral Agent to Securities Intermediary
                (Establishment of Treasury Units)
Exhibit C - Instruction from Purchase Contract Agent to Collateral Agent
                (Reestablishment of Corporate Units)
Exhibit D - Instruction from Collateral Agent to Securities Intermediary
                (Reestablishment of Corporate Units)
Exhibit E - Notice of Cash Settlement from Securities Intermediary to Purchase
                Contract Agent (Cash Settlement Amounts)
Exhibit F - Instruction to Custodial Agent Regarding Remarketing
Exhibit G - Instruction to Custodial Agent Regarding Withdrawal From Remarketing

                                PLEDGE AGREEMENT

      PLEDGE AGREEMENT, dated as of September 10, 2002, among Public Service Enterprise Group Incorporated, a New Jersey corporation (the "Company"), The Bank of New York, a New York banking corporation, not individually but solely as collateral agent (in such capacity, together with its successors in such capacity, the "Collateral Agent"), as custodial agent (in such capacity, together with its successors in such capacity, the "Custodial Agent") and as "securities intermediary" as defined in Section 8-102(a)(14) of the UCC (as defined herein) (in such capacity, together with its successors in such capacity, the "Securities Intermediary"), and Wachovia Bank, National Association, a banking association organized under the laws of the United States, not individually but solely as purchase contract agent and as attorney-in-fact of the Holders (as defined in the Purchase Contract Agreement) from time to time of the Securities (as defined in the Purchase Contract Agreement) (in such capacity, together with its successors in such capacity, the "Purchase Contract Agent") under the Purchase Contract Agreement (as defined herein).

                                    RECITALS

      The Company and the Purchase Contract Agent are parties to the Purchase Contract Agreement dated as of the date hereof (as modified and supplemented and in effect from time to time, the "Purchase Contract Agreement"), pursuant to which 9,200,000 Corporate Units (as defined herein) will be issued.

      Each Corporate Unit (as defined herein), at issuance, consists of a unit comprised of (a) a stock purchase contract (a "Purchase Contract") under which the Holder will purchase from the Company on the Purchase Contract Settlement Date (as defined herein), for an amount equal to $50 (the "Stated Amount"), a number of shares of Public Service Enterprise Group Incorporated common stock, no par value ("Common Stock"), equal to the Settlement Rate (as defined herein), and (b) either beneficial ownership of a preferred trust security (a "Preferred Security") issued by PSEG Funding Trust I, a Delaware statutory trust (the "Trust"), having a liquidation amount equal to the Stated Amount, a Note (as defined below) or an Applicable Ownership Interest in the Treasury Portfolio (as defined below).

      Pursuant to the terms of the Purchase Contract Agreement and the Purchase Contracts, the Holders of the Securities have irrevocably authorized the Purchase Contract Agent, as attorney-in-fact of such Holders, among other things, to execute and deliver this Agreement on behalf of such Holders and to grant the pledge provided herein of the Collateral (as defined herein) to secure the Obligations (as defined herein).

      Accordingly, the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, on its own behalf and as attorney-in-fact of the Holders from time to time of the Securities, agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

      SECTION 1.01. Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

      (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

      (b) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit or other subdivision;

      (c) the following terms which are defined in the UCC shall have the meanings set forth therein: "certificated security," "control," "financial asset," "entitlement order," "investment property," "securities account" and "security entitlement";

      (d) the following terms have the meanings assigned to them in the Purchase Contract Agreement: "Act," "Bankruptcy Code," "Board Resolution," "Business Day," "Cash Merger," "Cash Settlement," "Certificate," "Early Settlement," "Early Settlement Amount," "Early Settlement Date," "Failed Initial Remarketing," "Failed Secondary Remarketing," "Holder," "Initial Remarketing," "Initial Remarketing Date," "Initial Reset Date," "Notes," "Officers' Certificate," "Opinion of Counsel," "Outstanding Securities," "Purchase Contract," "Purchase Contract Settlement Date," "Purchase Price," "Remarketing Agent," "Remarketing Agreement," "Remarketing Fee," "Secondary Remarketing," "Security," "Separate Preferred Securities or Notes," "Separate Preferred Securities or Notes Purchase Price," "Settlement Rate," "Successful Initial Remarketing," "Termination Event," and "Underwriting Agreement";

      (e) the following terms have the meanings assigned to them in the Amended and Restated Trust Agreement of PSEG Funding Trust I, of even date herewith (the "Declaration"): "Applicable Ownership Interest," "Applicable Principal Amount," "Event of Default," "Indenture," "Indenture Trustee," "Liquidation Distribution," "Primary Treasury Dealer," "Property Trustee," "Quotation Agent," "Redemption Amount," "Redemption Price," "Remarketing," "Tax Event," "Tax Event Redemption," "Tax Event Redemption Date," "Treasury Portfolio," and Treasury Portfolio Purchase Price; and

      (f) the following terms have the meanings given to them in this Section 1.01(f):

      "Agreement" means this Pledge Agreement, as the same may be amended, modified or supplemented from time to time.

      "Cash" means any coin or currency of the United States as at the time shall be legal tender for payment of public and private debts.


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

      "Collateral" means the collective reference to:

            (i) all investment property and other financial assets from time to time credited to the Collateral Account, including, without limitation,
      (A) the Preferred Securities and security entitlements relating thereto which are a component of the Corporate Units from time to time, (B) the Applicable Ownership Interests (as specified in Clause (A) of the definition of such term) of the Holders with respect to the Treasury Portfolio which are a component of the Corporate Units from time to time,
      (C) the Notes and security entitlements relating thereto which are a component of the Corporate Units from time to time, (D) any Treasury Securities and security entitlements relating thereto delivered from time to time upon establishment of Treasury Units in accordance with Section
      5.02 hereof and (E) payments made by Holders pursuant to Section 5.05 hereof;

            (ii) all Proceeds of any of the foregoing (whether such Proceeds arise before or after the commencement of any proceeding under any applicable bankruptcy, insolvency or other similar law, by or against the pledgor or with respect to the pledgor) (Notwithstanding the foregoing, for the avoidance of doubt, the cash payments at a rate of 6.25% per year (or in the event of deferred and unpaid Distributions on the Pledged Preferred Securities or Pledged Notes, 10.25% per year) of the Stated Amount per Corporate Unit to Holders of Corporate Units, whether current or deferred, shall not be considered as Proceeds of the Pledged Securities and therefore are not part of the Collateral); and

            (iii) all powers and rights now owned or hereafter acquired under or with respect to the Collateral Account.

      "Collateral Account" means the securities account of The Bank of New York, as Collateral Agent, maintained by the Securities Intermediary and designated "The Bank of New York, as Collateral Agent of Public Service Enterprise Group Incorporated, as pledgee of Wachovia Bank, National Association, as the Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders."

      "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such, and thereafter "Company" shall mean such successor.

      "Corporate Unit" means the collective rights and obligations of a Holder of a Corporate Units Certificate in respect of a Preferred Security, a Note or an appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, subject in each case to the Pledge thereof, and the related Purchase Contract; provided that the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio shall not be subject to the Pledge.

      "Corporate Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Corporate Units specified on such certificate.

      "Obligations" means, with respect to each Holder, the collective reference to all obligations and liabilities of such Holder under such Holder's Purchase Contract, the Purchase

Contract Agreement, and this Agreement or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest (including, without limitation, interest accruing before and after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Holder, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Company, the Purchase Contract Agent, the Collateral Agent or the Securities Intermediary that are required to be paid by the Holder pursuant to the terms of any of the foregoing agreements).

      "Permitted Investments" means any one of the following which shall mature not later than the next succeeding Business Day:

            (1) any evidence of indebtedness with an original maturity of 365 days or less issued, or directly and fully guaranteed or insured, by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support of the timely payment thereof or such indebtedness constitutes a general obligation of it);

            (2) deposits, certificates of deposit or acceptances with an original maturity of 365 days or less of any institution which is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $200.0 million at the time of deposit (and which may include the Collateral Agent);

            (3) investments with an original maturity of 365 days or less of any Person that is fully and unconditionally guaranteed by a bank referred to in clause (2);

            (4) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed as to timely payment by the full faith and credit of the United States Government;

            (5) investments in commercial paper, other than commercial paper issued by the Company or its affiliates, of any corporation incorporated under the laws of the United States or any State thereof, which commercial paper has a rating at the time of purchase at least equal to "A-1" by Standard & Poor's Ratings Services ("S&P") or at least equal to "P-1" by Moody's Investors Service, Inc. ("Moody's");

            (6) investments in money market funds (including, but not limited to, money market funds managed by the Collateral Agent or an affiliate of the Collateral Agent) registered under the Investment Company Act of 1940, as amended, rated in the highest applicable rating category by S&P or Moody's; and

            (7) a cash escrow product offered by the Collateral Agent, which may consist of trust funds, trust accounts or interest-bearing demand or time deposits, including certificates of deposit, which are held by any commercial bank having a short term deposit rating at the time of purchase of at least "A-2" or the equivalent thereof by S&P or at least "P-2" or the equivalent thereof by Moody's.


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

      "Person" means any legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Pledge" means the lien and security interest created by this Agreement.

      "Pledged Applicable Ownership Interests" means the Applicable Ownership Interests (as specified in clause (A) of the definition thereof) of the Holders with respect to the Treasury Portfolio from time to time credited to the Collateral Account and not then released from the Pledge.

      "Pledged Notes" means Notes and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

      "Pledged Preferred Securities" means the Preferred Securities and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

      "Preferred Securities" has the meaning specified in the paragraph preceding the recitals of this Agreement.

      "Pledged Securities" means the Pledged Preferred Securities, the Pledged Applicable Ownership Interests, the Pledged Notes or the Pledged Treasury Securities, collectively.

      "Pledged Treasury Securities" means Treasury Securities and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

      "Proceeds" has the meaning ascribed thereto in the UCC and includes, without limitation, all interest, dividends, cash, instruments, securities, financial assets (as defined in ss.8-102(a)(9) of the UCC) and other property received, receivable or otherwise distributed upon the sale, exchange, collection or disposition of any financial assets from time to time held in the Collateral Account.

      "Purchase Contract Agent" has the meaning specified in the paragraph preceding the recitals of this Agreement. "Separate Notes" means Notes which are not components of Corporate Units.

      "Separate Preferred Securities" means Preferred Securities which are not components of Corporate Units.

      "Stated Amount" has the meaning specified in the recitals of this Agreement.

      "TRADES" means the Treasury/Reserve Automated Debt Entry System maintained by the Federal Reserve Bank of New York pursuant to the TRADES Regulations.

      "TRADES Regulations" means the regulations of the United States Department of the Treasury, published at 31 C.F.R. Part 357, as amended from time to time. Unless otherwise defined herein, all terms defined in the TRADES Regulations are used herein as therein defined.

      "Transfer" means in the case of certificated securities in registered form, delivery as provided in ss.8-301(a) of the UCC, endorsed to the transferee or in blank by an effective endorsement; in the case of Treasury Securities, registration of the transferee as the owner of such Treasury Securities on TRADES; and in the case of security entitlements, including, without limitation, security entitlements with respect to Treasury Securities, a securities intermediary indicating by book entry that such security entitlement has been credited to the transferee's securities account.

      "Treasury Securities" means zero-coupon U.S. treasury securities (CUSIP No. 912820FX0 or 912820BQ9) which mature on November 15, 2005.

      "Treasury Unit" means, following the substitution of Treasury Securities for Preferred Securities or Notes as collateral to secure a Holder's obligations under the Purchase Contract, the collective rights and obligations of a Holder of a Treasury Units Certificate in respect of such Treasury Securities, subject to the Pledge thereof, and the related Purchase Contract.

      "Treasury Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Treasury Units specified on such certificate.

      "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time.

      "Value" means, with respect to any item of Collateral on any date, as to
(1) Cash, the face amount thereof and (2) Treasury Securities or Notes, the aggregate principal amount thereof at maturity and (3) Applicable Ownership Interests, the appropriate percentage (as specified in clause (A) of the definition thereof) of the aggregate principal amount at maturity of the Treasury Portfolio and (4) the Preferred Securities, the liquidation amount thereof.

                                    ARTICLE 2
                                     PLEDGE

      SECTION 2.01. Pledge. Each Holder, acting through the Purchase Contract Agent as such Holder's attorney-in-fact, hereby pledges and grants to the Collateral Agent, as agent of and for the benefit of the Company, a continuing first priority security interest in and to, and a lien upon and right of set-off against, all of such Holder's right, title and interest in and to the Collateral to secure the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations. The Collateral Agent shall have all of the rights, remedies and recourses with respect to the Collateral afforded a secured party by the UCC, in addition to, and not in limitation of, the other rights, remedies and recourses afforded to the Collateral Agent by this Agreement.


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

      SECTION 2.02. Control; Financing Statement.

      (a) The Collateral Agent shall have control of the Collateral Account pursuant to the provisions of Article 4 of this Agreement.

      (b) Subsequent to the date of initial issuance of the Securities, the Purchase Contract Agent shall deliver to the Collateral Agent a copy of the financing statement prepared by the Company and filed in the Office of the Secretary of State of the State of New York and any other jurisdictions which the Company deems necessary, authorized by the Purchase Contract Agent to be filed, as attorney-in-fact for the Holders, as Debtors, and describing the Collateral, such filing to be undertaken by the Company.

      SECTION 2.03. Termination. As to each Holder, this Agreement and the Pledge created hereby shall terminate upon the satisfaction of such Holder's Obligations. Upon written notice by the Company of such termination, the Collateral Agent shall Transfer such Holder's portion of the Collateral to the Purchase Contract Agent for distribution to such Holder in accordance with such Holder's interest, free and clear of any lien, pledge or security interest created hereby.

                                    ARTICLE 3
                       DISTRIBUTIONS ON PLEDGED COLLATERAL

      SECTION 3.01. Income Distributions. All income distributions received by the Collateral Agent on account of the Pledged Preferred Securities, the Pledged Applicable Ownership Interests of the Treasury Portfolio, the Pledged Notes or Permitted Investments from time to time held in the Collateral Account shall be distributed to the Purchase Contract Agent (at an account specified by the Purchase Contract Agent) for the benefit of the applicable Holders as provided in the Purchase Contracts or Purchase Contract Agreement. Notwithstanding anything contained herein to the contrary, for the avoidance of doubt, the cash payments at a rate of 6.25% per year (or in the event of deferred and unpaid Distributions on the Pledged Preferred Securities or Pledged Notes, 10.25% per
year) of the Stated Amount per Corporate Unit to Holders of Corporate Units, whether current or deferred, shall not be subject to the Pledge and therefore are not part of the Collateral.

      SECTION 3.02. Principal Payments Following Termination Event. All payments received by the Collateral Agent following a Termination Event of (1) the aggregate liquidation amount of Pledged Preferred Securities or securities entitlements thereto, (2) the Applicable Ownership Interests (as specified in clause (A) of the definition thereof) of the aggregate principal amount of the Treasury Portfolio, (3) the aggregate principal amount of the Pledged Notes or securities entitlements thereto, or (4) the principal amount of the Pledged Treasury Securities, shall be distributed to the Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests.

      SECTION 3.03. Principal Payments Prior to or on Purchase Contract Settlement Date.

      (a) Subject to the provisions of Sections 5.06, 5.08 and 7.04, and except as provided in Section 3.03(b) below, if no Termination Event shall have occurred, all payments received by


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

the Collateral Agent of (1) the aggregate liquidation amount with respect to the Pledged Preferred Securities or security entitlements with respect thereto, (2) the Applicable Ownership Interests (as specified in clause (A) of the definition thereof) of the aggregate principal amount of the Treasury Portfolio, (3) the aggregate principal amount with respect to the Pledged Notes or security entitlements with respect thereto or (4) the principal amount of Pledged Treasury Securities, shall be held and invested by the Collateral Agent in Permitted Investments until the Purchase Contract Settlement Date and on the Purchase Contract Settlement Date distributed to the Company as provided in
Section 5.07 hereof. Any balance remaining in the Collateral Account shall be distributed to the Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests. The Company shall instruct the Collateral Agent as to the type of Permitted Investments in which any payments made under this Section shall be invested, provided, however, that if the Company fails to deliver such instructions by 10:30 a.m. (New York City time), the Collateral Agent shall invest such payments in the Permitted Investments described in clause (7) of the definition of Permitted Investments.

      (b) All payments received by the Collateral Agent of (1) the aggregate liquidation amount of Preferred Securities or security entitlements with respect thereto, (2) the Applicable Ownership Interests (as specified in clause (A) of the definition thereof) of the aggregate principal amount of the Treasury Portfolio, (3) the aggregate principal amount with respect to the Notes or security entitlements with respect thereto or (4) the principal amount of Treasury Securities or security entitlements with respect thereto, that, in each case, have been released from the Pledge shall be distributed to the Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests.

      SECTION 3.04. Payments to Purchase Contract Agent. The Collateral Agent shall use all commercially reasonable efforts to deliver payments to the Purchase Contract Agent hereunder to the account designated by the Purchase Contract Agent for such purpose not later than 12:00 p.m. (New York City time) on the Business Day such payment is received by the Collateral Agent; provided, however, that if any such payment is received by the Collateral Agent on a day that is not a Business Day or after 11:00 a.m. (New York City time) on a Business Day, then the Collateral Agent shall use all commercially reasonable efforts to deliver such payment to the Purchase Contract Agent no later than 10:30 a.m. (New York City time) on the next succeeding Business Day.

      SECTION 3.05. Assets Not Properly Released. If the Purchase Contract Agent or any Holder shall receive any principal payments on account of financial assets credited to the Collateral Account and not released therefrom in accordance with this Agreement, the Purchase Contract Agent or such Holder shall hold the same as trustee of an express trust for the benefit of the Company and, upon receipt of an Officers' Certificate of the Company so directing, promptly deliver the same to the Collateral Agent for credit to the Collateral Account or to the Company for application to the Obligations of the Holders, and the Purchase Contract Agent and Holders shall acquire no right, title or interest in any such payments of principal amounts so received.


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

                                    ARTICLE 4
                                     CONTROL

      SECTION 4.01. Establishment of Collateral Account. The Securities Intermediary hereby confirms that:

      (a) the Securities Intermediary has established the Collateral Account;

      (b) the Collateral Account is a securities account;

      (c) subject to the terms of this Agreement, the Securities Intermediary shall identify in its records the Collateral Agent as the entitlement holder entitled to exercise the rights that comprise any financial asset credited to the Collateral Account;

      (d) all property delivered to the Securities Intermediary pursuant to this Agreement or the Purchase Contract Agreement will be credited promptly to the Collateral Account; and

      (e) all securities or other property underlying any financial assets credited to the Collateral Account shall be registered in the name of the Purchase Contract Agent and endorsed to the Securities Intermediary or in blank, registered in the name of the Securities Intermediary or credited to another securities account maintained in the name of the Securities Intermediary.

      SECTION 4.02. Treatment as Financial Assets. Each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Collateral Account shall be treated as a financial asset.

      SECTION 4.03. Sole Control by Collateral Agent. Except as provided in
Section 6.01, at all times prior to the termination of the Pledge, the Collateral Agent shall have sole control of the Collateral Account, and the Securities Intermediary shall take instructions and directions with respect to the Collateral Account solely from the Collateral Agent. If at any time the Securities Intermediary shall receive an entitlement order issued by the Collateral Agent and relating to the Collateral Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Purchase Contract Agent or any Holder or any other Person. Until termination of the Pledge, the Securities Intermediary will not comply with any entitlement orders issued by the Purchase Contract Agent or any Holder.

      SECTION 4.04. Securities Intermediary's Location. The Collateral Account, and the rights and obligations of the Securities Intermediary, the Collateral Agent, the Purchase Contract Agent and the Holders with respect thereto, shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary's location.

      SECTION 4.05. No Other Claims. Except for the claims and interest of the Collateral Agent and of the Purchase Contract Agent and the Holders in the Collateral Account, the Securities Intermediary (without making any investigation) does not know of any claim to, or interest in, the Collateral Account or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Collateral Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Collateral Agent and the Purchase Contract Agent in writing.

      SECTION 4.06. Investment and Release. All proceeds of financial assets from time to time deposited in the Collateral Account shall be invested and reinvested as provided in this Agreement. At all times prior to termination of the Pledge, no property shall be released from the Collateral Account except in accordance with this Agreement or upon written instructions of the Collateral Agent.

      SECTION 4.07. Statements and Confirmations. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Collateral Account and any financial assets credited thereto simultaneously to each of the Purchase Contract Agent and the Collateral Agent at their addresses for notices under this Agreement.

      SECTION 4.08. Tax Allocations. The Purchase Contract Agent shall file with the Internal Revenue Service and deliver to the Holders Forms 1099 (or successor or comparable forms), to the extent required by law, with respect to payments received by the Holders. Neither the Securities Intermediary nor the Collateral Agent shall have any tax reporting duties hereunder.

      SECTION 4.09. No Other Agreements. The Securities Intermediary has not entered into, and prior to the termination of the Pledge will not enter into, any agreement with any other Person relating to the Collateral Account or any financial assets credited thereto, including, without limitation, any agreement to comply with entitlement orders of any Person other than the Collateral Agent.

      SECTION 4.10. Powers Coupled with an Interest. The rights and powers granted in this Article 4 to the Collateral Agent have been granted in order to perfect its security interests in the Collateral Account, are powers coupled with an interest and will be affected neither by the bankruptcy of the Purchase Contract Agent or any Holder nor by the lapse of time. The obligations of the Securities Intermediary under this Article 4 shall continue in effect until the termination of the Pledge.

                                    ARTICLE 5
                   INITIAL DEPOSIT; ESTABLISHMENT OF TREASURY
                  UNITS AND REESTABLISHMENT OF CORPORATE UNITS

      SECTION 5.01. Initial Deposit of Preferred Securities.

      (a) Concurrently with the execution and delivery of this Agreement, the Purchase Contract Agent, on behalf of the initial Holders of the Corporate Units, shall Transfer to the Collateral Agent, for credit to the Collateral Account, the Preferred Securities or security entitlements relating thereto, and the Securities Intermediary shall indicate by book-entry that a securities entitlement to such Preferred Securities has been credited to the Collateral Account.

      (b) Prior to any Event of Default, the Collateral Agent agrees to hold any Preferred Securities or Notes or security interests relating thereto, constituting a portion of the Collateral registered in the name of the Purchase Contract Agent with appropriate endorsement in the form delivered to it and shall not re-register such Preferred Securities or Notes or security interests relating thereto.

      SECTION 5.02. Establishment of Treasury Units.

      (a) So long as the Treasury Portfolio has not replaced the Preferred Securities as a component of Corporate Units as a result of a Successful Initial Remarketing or a Tax Event Redemption and no dissolution or liquidation of the Trust shall have occurred, at any time on or prior to the fifth Business Day immediately preceding the Purchase Contract Settlement Date, a Holder of Corporate Units shall have the right to establish or reestablish Treasury Units by substitution of Treasury Securities or security entitlements with respect thereto for the Pledged Preferred Securities comprising a part of such Holder's Corporate Units in integral multiples of 20 Corporate Units by:

            (i) Transferring to the Collateral Agent for credit to the Collateral Account Treasury Securities or security entitlements with respect thereto having a Value equal to the aggregate liquidation amount of the Pledged Preferred Securities to be released, accompanied by a notice, substantially in the form of Exhibit C to the Purchase Contract Agreement, whereupon the Purchase Contract Agent shall deliver to the Collateral Agent a notice, substantially in the form of Exhibit A hereto,
      (A) stating that such Holder has Transferred Treasury Securities or security entitlements with respect thereto to the Collateral Agent for credit to the Collateral Account, (B) stating the Value of the Treasury Securities or security entitlements with respect thereto Transferred by such Holder and (C) requesting that the Collateral Agent release from the Pledge the Pledged Preferred Securities that are a component of such Corporate Units; and

            (ii) delivering the related Corporate Units to the Purchase Contract Agent.

      Upon receipt of such notice and confirmation that Treasury Securities or security entitlements with respect thereto have been credited to the Collateral Account as described in such notice, the Collateral Agent shall instruct the Securities Intermediary by a notice, substantially in the form of Exhibit B hereto, to release such Pledged Preferred Securities from the Pledge by Transfer to the Purchase Contract Agent for distribution to such Holder, free and clear of any lien, pledge or security interest created hereby.

      (b) If the Treasury Portfolio has replaced the Preferred Securities or Notes as a component of Corporate Units as a result of a Successful Initial Remarketing or a Tax Event Redemption on or at any time prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, a Holder of Corporate Units shall have the right to establish or reestablish Treasury Units by substitution of Treasury Securities or security entitlements with respect thereto for the Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio comprising a part of such Holder's Corporate Units in integral multiples of Corporate Units as will enable the U.S. Treasury securities comprising the Applicable Ownership Interest of the Treasury Portfolio to be released in whole multiples by:

            (i) Transferring to the Collateral Agent for credit to the Collateral Account Treasury Securities or security entitlements with respect thereto having a Value equal to the Value of the Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio to be released, accompanied by a notice, substantially in the form of Exhibit C to the Purchase Contract Agreement, whereupon the Purchase Contract Agent shall deliver to the Collateral Agent a notice, substantially in the form of Exhibit A hereto, (A) stating that such Holder has Transferred Treasury Securities or security entitlements with respect thereto to the Collateral Agent for credit to the Collateral Account, (B) stating the Value of the Treasury Securities or security entitlements with respect thereto Transferred by such Holder and (C) requesting that the Collateral Agent release from the Pledge the Pledged Applicable Ownership Interests of the Treasury Portfolio that are a component of such Corporate Units; and

            (ii) delivering the related Corporate Units to the Purchase Contract Agent.

      Upon receipt of such notice and confirmation that Treasury Securities or security entitlements with respect thereto have been credited to the Collateral Account as described in such notice, the Collateral Agent shall instruct the Securities Intermediary by a notice, substantially in the form of Exhibit B hereto, to release such Pledged Applicable Ownership Interests of the Treasury Portfolio from the Pledge by Transfer to the Purchase Contract Agent for distribution to such Holder, free and clear of any lien, pledge or security interest created hereby.

      (c) If the Trust shall have been dissolved and liquidated and the Notes have become a component of the Corporate Units and neither a Successful Initial Remarketing nor a Tax Event Redemption Date shall have occurred, at any time on or prior to the fifth Business Day immediately preceding the Purchase Contract Settlement Date, a Holder of Corporate Units shall have the right to substitute Treasury Securities or security entitlements with respect thereto for the Pledged Notes comprising a part of such Holder's Corporate Units in integral multiples of 20 Corporate Units by:

            (i) Transferring to the Collateral Agent for credit to the Collateral Account Treasury Securities or security entitlements with respect thereto having a Value equal to the aggregate principal amount of the Pledged Notes to be released, accompanied by a notice, substantially in the form of Exhibit C to the Purchase Contract Agreement, whereupon the Purchase Contract Agent shall deliver to the Collateral Agent a notice, substantially in the form of Exhibit A hereto, (A) stating that such Holder has Transferred Treasury Securities or security entitlements with respect thereto to the Collateral Agent for credit to the Collateral Account, (B) stating the Value of the Treasury Securities or securities entitlements with respect thereto Transferred by such Holder and (C) requesting that the Collateral Agent release from the Pledge the Pledged Notes that are a component of such Corporate Units; and

            (ii) delivering the related Corporate Units to the Purchase Contract Agent.

      Upon receipt of such notice and confirmation that Treasury Securities or security entitlements with respect thereto have been credited to the Collateral Account as described in such notice, the Collateral Agent shall instruct the Securities Intermediary by a notice, substantially in the form of Exhibit B hereto, to release such Pledged Notes from the Pledge by Transfer to the Purchase Contract Agent for distribution to such Holder, free and clear of any lien, pledge or security interest created hereby.

      SECTION 5.03. Reestablishment of Corporate Units.

      (a) So long as the Treasury Portfolio has not replaced the Preferred Securities as a component of Corporate Units as a result of a Successful Initial Remarketing or a Tax Event Redemption and no dissolution or liquidation of the Trust shall have occurred, at any time on or prior to the fifth Business Day immediately preceding the Purchase Contract Settlement Date, a Holder of Treasury Units shall have the right to reestablish Corporate Units by substitution of Preferred Securities or security entitlements with respect thereto for Pledged Treasury Securities in integral multiples of 20 Treasury Units by:

            (i) Transferring to the Collateral Agent for credit to the Collateral Account Preferred Securities or security entitlements with respect thereto having a liquidation amount equal to the Value of the Pledged Treasury Securities to be released, accompanied by a notice, substantially in the form of Exhibit C to the Purchase Contract Agreement, whereupon the Purchase Contract Agent shall deliver to the Collateral Agent a notice, substantially in the form of Exhibit C hereto, stating that such Holder has Transferred Preferred Securities or security entitlements with respect thereto to the Collateral Agent for credit to the Collateral Account and requesting that the Collateral Agent release from the Pledge the Pledged Treasury Securities related to such Treasury Units; and

            (ii) delivering the related Treasury Units to the Purchase Contract Agent.

      Upon receipt of such notice and confirmation that Preferred Securities or security entitlements with respect thereto have been credited to the Collateral Account as described in such notice, the Collateral Agent shall instruct the Securities Intermediary by a notice in the form provided in Exhibit D hereto to release such Pledged Treasury Securities from the Pledge by Transfer to the Purchase Contract Agent for distribution to such Holder, free and clear of any lien, pledge or security interest created hereby.

      (b) If the Treasury Portfolio has replaced the Preferred Securities or Notes as a component of Corporate Units as a result of a Successful Initial Remarketing or a Tax Event Redemption on or at any time prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, a Holder of Treasury Units shall have the right to reestablish Corporate Units by substitution of Treasury Securities or security entitlements with respect thereto for the Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio comprising a part of such Holder's Treasury Units in integral multiples of Treasury Units as will enable the U.S. Treasury securities comprising the Applicable Ownership Interest of the Treasury Portfolio to be purchased in whole multiples by:

            (i) Transferring to the Collateral Agent for credit to the Collateral Account Applicable Ownership Interests (as specified in clause
      (A) of the definition of such term)
      of the Treasury Portfolio having a Value equal to the Treasury Securities or security entitlements with respect thereto to be released, accompanied by a notice, substantially in the form of Exhibit C to the Purchase Contract Agreement, whereupon the Purchase Contract Agent shall deliver to the Collateral Agent a notice, substantially in the form of Exhibit C hereto, (A) stating that such Holder has Transferred Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio to the Collateral Agent for credit to the Collateral Account, (B) stating the Value of the Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio Transferred by such Holder and (C) requesting that the Collateral Agent release from the Pledge the Treasury Securities or security entitlements with respect thereto that are a component of such Treasury Units; and

            (ii) delivering the related Treasury Units to the Purchase Contract Agent.

      Upon receipt of such notice and confirmation that the Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio have been credited to the Collateral Account as described in such notice, the Collateral Agent shall instruct the Securities Intermediary by a notice, substantially in the form of Exhibit D hereto, to release the Treasury Securities or security entitlements with respect thereto from the Pledge by Transfer to the Purchase Contract Agent for distribution to such Holder, free and clear of any lien, pledge or security interest created hereby.

      (c) If the Trust shall have been dissolved and liquidated and the Notes have become a component of the Corporate Units and neither a Successful Initial Remarketing nor a Tax Event Redemption Date shall have occurred, at any time on or prior to the fifth Business Day immediately preceding the Purchase Contract Settlement Date, a Holder of Treasury Units shall have the right to reestablish Corporate Units by substitution of Notes or security entitlements with respect thereto for Pledged Treasury Securities in integral multiples of 20 Treasury Units by:

            (i) Transferring to the Collateral Agent for credit to the Collateral Account Notes or security entitlements with respect thereto having a principal amount equal to the Value of the Pledged Treasury Securities to be released, accompanied by a notice, substantially in the form of Exhibit C to the Purchase Contract Agreement, whereupon the Purchase Contract Agent shall deliver to the Collateral Agent a notice, substantially in the form of Exhibit C hereto, stating that such Holder has Transferred the Notes or security entitlements with respect thereto to the Collateral Agent for credit to the Collateral Account and requesting that the Collateral Agent release from the Pledge the Pledged Treasury Securities related to such Treasury Units; and

            (ii) delivering the related Treasury Units to the Purchase Contract Agent.

      Upon receipt of such notice and confirmation that Notes or security entitlements with respect thereto have been credited to the Collateral Account as described in such notice, the Collateral Agent shall instruct the Securities Intermediary by a notice in the form provided in Exhibit D to release such Pledged Treasury Securities from Pledge by Transfer to the Purchase

Contract Agent for distribution to such Holder, free and clear of any lien, pledge or security interest created hereby.

      SECTION 5.04. Termination Event.

      (a) Upon receipt by the Collateral Agent of written notice from the Company or the Purchase Contract Agent that a Termination Event has occurred, the Collateral Agent shall release all Collateral from the Pledge and shall promptly Transfer:

            (i) any Pledged Preferred Securities or security entitlements with respect thereto, the Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio (if the Treasury Portfolio has become a component of the Corporate Units as a result of a Successful Initial Remarketing or Tax Event Redemption) or the Pledged Notes or security entitlements with respect thereto (if the Trust has been dissolved and liquidated, and the Notes or security entitlements with respect thereto have become a component of the Corporate Units);

            (ii) any Pledged Treasury Securities; and

            (iii) payments by Holders or the Permitted Investments of such payments pursuant to Section 5.05 hereof,

to the Purchase Contract Agent for the benefit of the Holders for distribution to such Holders in accordance with their respective interests, free and clear of any lien, pledge or security interest or other interest created hereby; provided, however, if any Holder shall be entitled to receive less than $1,000 with respect to his interest in the Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, the Purchase Contract Agent shall have the right but not the obligation to dispose of such interest for cash and deliver to such Holder cash in lieu of delivering the Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio.

      (b) If such Termination Event shall result from the Company becoming a debtor under the Bankruptcy Code, and if the Collateral Agent shall for any reason fail promptly to effectuate the release and Transfer of all Pledged Preferred Securities, the Applicable Ownership Interests (as specified in clause
(A) of the definition of such term) of the Treasury Portfolio, the Pledged Notes, the Pledged Treasury Securities or payments by Holders or the Permitted Investments of such payments pursuant to Section 5.05 hereof, as the case may be, as provided by this Section 5.04, the Purchase Contract Agent shall, subject to Section 7.01(b)(3):

            (i) use its best efforts to obtain an opinion of a nationally recognized law firm reasonably acceptable to the Collateral Agent to the effect that, as a result of the Company being the debtor in such a bankruptcy case, the Collateral Agent will not be prohibited from releasing or Transferring the Collateral as provided in this Section 5.04, and shall deliver such opinion to the Collateral Agent within ten days after the occurrence of such Termination Event, and if (A) the Purchase Contract Agent shall be unable to obtain such opinion within ten days after the occurrence of such Termination Event or (B) the Collateral Agent shall continue, after delivery of such opinion, to refuse to effectuate the release and Transfer of all Pledged Preferred Securities, Applicable

      Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, Pledged Notes, Pledged Treasury Securities, the payments by Holders or the Permitted Investments of such payments pursuant to Section 5.05 hereof or the Proceeds of any of the foregoing, as the case may be, as provided in this Section 5.04, then the Purchase Contract Agent shall, within fifteen days after the occurrence of such Termination Event commence an action or proceeding in the court having jurisdiction of the Company's case under the Bankruptcy Code seeking an order requiring the Collateral Agent to effectuate the release and transfer of all Pledged Preferred Securities, Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, Pledged Notes, Pledged Treasury Securities, or the payments by Holders or the Permitted Investments of such payments pursuant to Section 5.05 hereof, or as the case may be, as provided by this Section 5.04; or

            (ii) commence an action or proceeding like that described in clause
      Section 5.04(b)(i) hereof within ten days after the occurrence of such Termination Event.

      SECTION 5.05. Cash Settlement.

      (a) Upon receipt by the Collateral Agent of (1) a notice from the Purchase Contract Agent promptly after the receipt by the Purchase Contract Agent of a notice from a Holder of Corporate Units that such Holder has elected, in accordance with the procedures specified in Section 5.02(b)(i) or (e)(i) of the Purchase Contract Agreement, respectively, to effect a Cash Settlement and (2) payment by such Holder by deposit in the Collateral Account prior to 11:00 a.m. (New York City time) on the Business Day immediately preceding the Purchase Contract Settlement Date of the Purchase Price in lawful money of the United States by certified or cashier's check or wire transfer of immediately available funds payable to or upon the order of the Securities Intermediary, then the Collateral Agent shall:

            (i) instruct the Securities Intermediary promptly to invest any such Cash in Permitted Investments;

            (ii) release from the Pledge the Corporate Unit Holder's or the Treasury Unit Holder's related Pledged Preferred Securities, Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, Pledged Notes or Pledged Treasury Securities, as applicable, as to which such Holder has elected to effect a Cash Settlement pursuant to this Section 5.05(a); and

            (iii) instruct the Securities Intermediary to Transfer all such Pledged Preferred Securities, Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, Pledged Notes or Pledged Treasury Securities, as the case may be, to the Purchase Contract Agent for the benefit of such Holder, in each case free and clear of the Pledge created hereby, for distribution to such Holder.

      The Company shall instruct the Collateral Agent in writing as to the type of Permitted Investments in which any such Cash shall be invested; provided, however, that if the Company fails to deliver such written instructions by 10:30 a.m. (New York City time), the Securities

Intermediary shall invest such Cash in the Permitted Investments described in clause (7) of the definition of Permitted Investments.

      Upon receipt of the proceeds upon the maturity of the Permitted Investments on the Purchase Contract Settlement Date, the Collateral Agent shall in respect of each Purchase Contract settled pursuant to Section 5.02(b)(i) or
(e)(i) of the Purchase Contract Agreement (A) instruct the Securities Intermediary to pay the portion of such proceeds and deliver any certified or cashier's checks received, in an amount equal to the Purchase Price, to the Company on the Purchase Contract Settlement Date, and (B) instruct the Securities Intermediary to release any amounts in excess of the Purchase Price earned from such Permitted Investments to the Purchase Contract Agent for distribution to such Holder.

      (b) If a Holder of Corporate Units (unless a Tax Event Redemption Date or a Successful Initial Remarketing shall have occurred) fails to notify the Purchase Contract Agent of its intention to make a Cash Settlement as provided in paragraph 5.02(b)(i) of the Purchase Contract Agreement, such Holder shall be deemed to have consented to the disposition of such Holder's Pledged Preferred Securities or Pledged Notes, as the case may be, in accordance with paragraph 5.02(b)(iii) of the Purchase Contract Agreement.

      (c) If a Holder of a Corporate Unit (if a Tax Event Redemption Date or a Successful Initial Remarketing shall have occurred) or a Holder of a Treasury Unit (i) fails to notify the Purchase Contract Agent of its intention to make a Cash Settlement as provided in paragraph 5.02(e)(i) of the Purchase Contract Agreement or (ii) does notify the Purchase Contract Agent as provided in paragraph 5.02(e)(ii) of the Purchase Contract Agreement of its intention to pay the Purchase Price in cash, but fails to make such payment as required by paragraph 5.02(e)(ii) of the Purchase Contract Agreement, such Holder shall be deemed to have elected to pay the Purchase Price in accordance with paragraph 5.02(e)(iii) of the Purchase Contract Agreement.

      (d) As soon as practicable after 11:00 a.m. (New York City time) on the Business Day immediately preceding the Purchase Contract Settlement Date, the Collateral Agent shall deliver to the Purchase Contract Agent a notice, substantially in the form of Exhibit E hereto, stating (i) the amount of Cash that it has received with respect to the Cash Settlement of Corporate Units and
(ii) the amount of Cash that it has received with respect to the Cash Settlement of Treasury Units.

      SECTION 5.06. Early Settlement. Upon receipt by the Collateral Agent of a notice from the Purchase Contract Agent that a Holder of Securities has elected to effect Early Settlement of its obligations under the Purchase Contracts forming a part of such Securities in accordance with the terms of the Purchase Contracts and Section 5.07 or Section 5.04(b)(2) (in case of an early settlement upon a Cash Merger) of the Purchase Contract Agreement (which notice shall set forth the number of such Purchase Contracts as to which such Holder has elected to effect Early Settlement), and that the Purchase Contract Agent has received from such Holder, and paid to the Company as confirmed in writing by the Company, the related Early Settlement Amounts or Purchase Price (if such Early Settlement is pursuant to Section 5.04(b)(2) of the Purchase Contract Agreement) pursuant to the terms of the Purchase Contracts and the Purchase Contract Agreement and that all conditions to such Early Settlement have been satisfied, then the

Collateral Agent shall release from the Pledge, (1) Pledged Preferred Securities, appropriate Applicable Ownership Interests (as specified in clause
(A) of the definitions at such term) of the Treasury Portfolio or Pledged Notes in the case of a Holder of Corporate Units or (2) Pledged Treasury Securities, in the case of a Holder of Treasury Units, in each case with a Value equal to the product of (x) the Stated Amount times (y) the number of Purchase Contracts as to which such Holder has elected to effect Early Settlement, and shall instruct the Securities Intermediary to Transfer all such Pledged Preferred Securities, appropriate Applicable Ownership Interests (as specified in clause
(A) of the definitions at such term) of the Treasury Portfolio, Pledged Notes or Pledged Treasury Securities, as the case may be, to the Purchase Contract Agent for the benefit of such Holder, in each case free and clear of the Pledge created hereby, for distribution to such Holder. A Treasury Unit Holder may settle early only in integral multiples of 20 Purchase Contracts and a Corporate Unit Holder, if a Tax Event Redemption Date or a Successful Initial Remarketing has occurred, may settle early only in such integral multiples of Purchase Contracts as will enable the U.S. Treasury securities comprising the Applicable Ownership Interest of the Treasury Portfolio to be released in whole multiples.

      SECTION 5.07. Application of Proceeds in Settlement of Purchase Contracts.

      (a) If a Holder of Corporate Units (unless a Successful Initial Remarketing or a Tax Event Redemption has occurred) has not elected to make an effective Cash Settlement by notifying the Purchase Contract Agent in the manner provided for in Section 5.02(b)(i) of the Purchase Contract Agreement, such Holder shall be deemed to have elected to pay for the shares of Common Stock to be issued under such Purchase Contracts from the Proceeds of the Remarketing of the related Pledged Preferred Securities or Pledged Notes. Upon written notice of such event from the Purchase Contract Agent, the Collateral Agent shall instruct the Securities Intermediary to Transfer the related Pledged Preferred Securities or Pledged Notes to the Remarketing Agent for Remarketing. Upon receiving such Pledged Preferred Securities or Pledged Notes, the Remarketing Agent, pursuant to the terms of the Remarketing Agreement, will use reasonable efforts to Remarket such Pledged Preferred Securities or Pledged Notes. The Remarketing Agent will deposit the Proceeds of such Secondary Remarketing (less, to the extent permitted by the Remarketing Agreement, the Remarketing Fee) in the Collateral Account, and the Collateral Agent shall invest the Proceeds of the Remarketing in Permitted Investments set forth in clause (7) of the definition of Permitted Investments, unless prior to 10:30 a.m. (New York City time), the Company shall otherwise instruct the Collateral Agent as to the type of Permitted Investments in which any such Proceeds shall be invested. On the Purchase Contract Settlement Date, the Purchase Contract Agent shall give written direction to the Collateral Agent specifying the instruction the Collateral Agent shall give to the Securities Intermediary in order to apply a portion of the Proceeds from such Remarketing equal to the aggregate liquidation amount of the Preferred Securities or aggregate principal amount of such Pledged Notes to satisfy in full such Holder's obligations to pay the Purchase Price to purchase the shares of Common Stock under the related Purchase Contracts and the balance of the Proceeds from the Remarketing, if any, that shall be transferred to the Purchase Contract Agent for the benefit of such Holder for distribution to such Holder.

      If (i) the Remarketing Agent advises the Collateral Agent in writing that there has been a Failed Secondary Remarketing or (ii) a Holder of Corporate Units has given notice of its intention to make a Cash Settlement in the manner provided for in Section 5.02(b)(i) of the

Purchase Contract Agreement, but failed to deliver the required cash prior to 11:00 a.m. (New York City time) on the Business Day immediately preceding the Purchase Contract Settlement Date, thus, in each case, resulting in an event of default under the Purchase Contract Agreement and hereunder, the Collateral Agent, for the benefit of the Company shall, at the written direction of the Company, exercise its rights as a secured party with respect to the Pledged Notes and use commercially reasonable efforts to dispose of the Pledged Notes in accordance with applicable law and apply the proceeds from such disposition in full satisfaction of such Holder's obligations to pay the Purchase Price for the shares of Common Stock.

      (b) If a Holder of Corporate Units (if a Tax Event Redemption or a Successful Initial Remarketing has occurred) or a Holder of Treasury Units has not elected to make an effective Cash Settlement by notifying the Purchase Contract Agent in the manner provided for in Section 5.02(e)(i) of the Purchase Contract Agreement, or has given such notice but failed to make such payment in the manner required by Section 5.02(e)(ii) of the Purchase Contract Agreement, such Holder shall be deemed to have elected to pay for the shares of Common Stock to be issued under such Purchase Contracts from the Proceeds of the related Pledged Treasury Securities or such Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be. Promptly, after 11:00 a.m. (New York City time) on the Business Day immediately prior to the Purchase Contract Settlement Date, the Collateral Agent shall invest the Cash Proceeds of the maturing Pledged Treasury Securities or such Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, in Permitted Investments set forth in clause (7) of the definition of Permitted Investments, unless prior to 10:30 a.m. (New York City time), the Company shall otherwise instruct the Collateral Agent as to the type of Permitted Investments in which any such Cash Proceeds shall be invested. Without receiving any instruction from any such Holder, the Collateral Agent shall apply the Proceeds of the related Pledged Treasury Securities or such Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, to the settlement of such Purchase Contracts on the Purchase Contract Settlement Date. In the event the sum of the Proceeds from the related Pledged Treasury Securities or such Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio as the case may be, and the investment earnings from the investment in Permitted Investments exceeds the aggregate Purchase Price of the Purchase Contracts being settled thereby, the Collateral Agent shall instruct the Securities Intermediary to distribute such excess, when received, to the Purchase Contract Agent for the benefit of such Holder for distribution to such Holder.

      (c) Under the Remarketing Agreement and subject to the terms of any supplemental Remarketing Agreement, on or prior to the second Business Day immediately preceding the Initial Remarketing Date or the Secondary Remarketing Date, as the case may be, but no earlier than the Payment Date immediately preceding the Initial Remarketing Date or the Secondary Remarketing Date, Holders of Separate Preferred Securities or Separate Notes, as the case may be, may elect to have their Separate Preferred Securities or Separate Notes, as the case may be, remarketed by delivering their Separate Preferred Securities or Separate Notes, as the case may be, along with a notice of such election, substantially in the form of Exhibit F hereto, to the Custodial Agent. The Custodial Agent shall hold Separate Preferred Securities or Separate Notes, as the case may be, in an account separate from the Collateral Account in which the Pledged Securities shall be held. Holders of Separate Preferred Securities or Separate Notes, as the case may be, electing to have their Separate Preferred Securities or Separate Notes, as the case may be, remarketed will also have the right to withdraw that election by written notice to the Custodial Agent, substantially in the form of Exhibit G hereto, on or prior to the second Business Day immediately preceding the Initial Remarketing Date or the Secondary Remarketing Date, as applicable, upon which notice the Custodial Agent shall return such Separate Notes to such Holder.

      On or prior to 11:00 a.m. on the Business Day immediately preceding the Initial Remarketing Date or the Secondary Remarketing Date, as applicable, the Custodial Agent shall notify the Remarketing Agent of the aggregate liquidation amount of the Separate Preferred Securities or the aggregate principal amount of the Separate Notes, as the case may be, to be remarketed and will deliver to the Remarketing Agent for Remarketing all Separate Preferred Securities or Separate Notes, as the case may be, delivered to the Custodial Agent pursuant to this
Section 5.07(c) and not withdrawn pursuant to the terms hereof prior to such date. After deducting the Remarketing Fee to the extent permitted under the terms of the Remarketing Agreement, the Remarketing Agent will remit to the Custodial Agent the remaining portion of the proceeds of such Remarketing for the benefit of such Holders. In the event of a Failed Initial Remarketing or a Failed Secondary Remarketing, the Remarketing Agent will promptly return such Separate Preferred Securities or Separate Notes, as the case may be, to the Custodial Agent for redelivery to such Holders.

      SECTION 5.08. Tax Event Redemption. If the Collateral Agent receives written notice that a Tax Event Redemption Date has occurred while the Preferred Securities or Notes are still credited to the Collateral Account, the Collateral Agent shall apply the Redemption Amount to purchase the Treasury Portfolio from the Quotation Agent and the Collateral Agent shall credit the Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio to the Collateral Account and shall transfer the Applicable Ownership Interests (as specified in clause (B) of the definition of such term) of the Treasury Portfolio to the Purchase Contract Agent for the benefit of the Holders of the Corporate Units. Upon credit to the Collateral Account of the Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio having a Value equal to the liquidation amount of the Pledged Preferred Securities or the aggregate principal amount of the Pledged Notes, the Collateral Agent shall cause the Securities Intermediary to release the Pledged Preferred Securities or the Pledged Notes, as applicable, from the Collateral Account and to promptly transfer the Pledged Preferred Securities or Pledged Notes, as the case may be, to the Company.

                                    ARTICLE 6
         VOTING RIGHTS - PLEDGED PREFERRED SECURITIES AND PLEDGED NOTES

      SECTION 6.01. Voting Rights. The Purchase Contract Agent may exercise, or refrain from exercising, any and all voting and other consensual rights pertaining to the Pledged Preferred Securities or the Pledged Notes or any part thereof for any purpose not inconsistent with the terms of this Agreement and in accordance with Section 4.02 of the Purchase Contract Agreement; provided, that the Purchase Contract Agent shall give the Company and the Collateral Agent at least five Business Days' prior written notice of the manner in which it intends to exercise, or its reasons for refraining from exercising, any such right. Upon receipt of any notices and other communications in respect of any Pledged Preferred Securities or the

Pledged Notes, including notice of any meeting at which holders of the Preferred Securities or the Notes are entitled to vote or solicitation of consents, waivers or proxies of holders of the Preferred Securities or Notes, the Collateral Agent shall use reasonable efforts to send promptly to the Purchase Contract Agent such notice or communication, and as soon as reasonably practicable after receipt of a written request therefor from the Purchase Contract Agent, execute and deliver to the Purchase Contract Agent such proxies and other instruments in respect of such Pledged Preferred Securities or the Pledged Notes (in form and substance satisfactory to the Collateral Agent) as are delivered by the Purchase Contract Agent with respect to the Pledged Preferred Securities or the Pledged Notes.

                                    ARTICLE 7
                               RIGHTS AND REMEDIES

      SECTION 7.01. Rights and Remedies of the Collateral Agent.

      (a) In addition to the rights and remedies specified in Section 5.07 hereof or otherwise available at law or in equity, after an event of default (as specified in Section 7.01(b) below) hereunder, the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and the TRADES Regulations and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted. Without limiting the generality of the foregoing, such remedies may include, to the extent permitted by applicable law, (1) retention of the Pledged Preferred Securities, Pledged Notes, Pledged Treasury Securities or the appropriate Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio in full satisfaction of the Holders' obligations under the Purchase Contracts and the Purchase Contract Agreement or (2) sale of the Pledged Preferred Securities, Pledged Notes, Pledged Treasury Securities or the appropriate Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio in one or more public or private sales.

      (b) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, in the event the Collateral Agent is unable to make payments to the Company on account of the appropriate Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, or on account of principal payments of any Pledged Treasury Securities as provided in Article 3 hereof, in satisfaction of the Obligations of the Holder of the Securities of which such Pledged Applicable Ownership Interests or such Pledged Treasury Securities, as applicable, are a part under the related Purchase Contracts, the inability to make such payments shall constitute an event of default hereunder and the Collateral Agent shall have and may exercise, with reference to such Pledged Treasury Securities or Pledged Applicable Ownership Interests of the Treasury Portfolio, as applicable, any and all of the rights and remedies available to a secured party under the UCC and the TRADES Regulations after default by a debtor, and as otherwise granted herein or under any other law.

      (c) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, the Collateral Agent is hereby irrevocably authorized to receive and collect all payments of (i) the liquidation amount of the Pledged Preferred Securities, (ii) the principal amount of the Pledged Notes, (iii) the principal amount of the Pledged Treasury Securities and (iv) the principal amount of the Pledged Applicable Ownership Interests, subject, in each case, to the provisions of Article 3 hereof, and as otherwise granted herein.

      (d) The Purchase Contract Agent and each Holder of Securities agrees that, from time to time, upon the written request of the Collateral Agent or the Purchase Contract Agent, such Holder shall execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order to maintain the Pledge, and the perfection and priority thereof, and to confirm the rights of the Collateral Agent hereunder. The Purchase Contract Agent shall have no liability to any Holder or any other third party for executing any documents or taking any such acts requested by the Collateral Agent hereunder, except for liability for its own negligent acts, its own negligent failure to act or its own willful misconduct.

      SECTION 7.02. Substitution of Notes or Treasury Portfolio. If the Trust shall have been dissolved and liquidated prior to the Purchase Contract Settlement Date, the Purchase Contract Agent shall Transfer to the Collateral Agent Notes having a Value equal to the liquidation amount of the Pledged Preferred Securities for credit to the Collateral Account. Upon credit to the Collateral Account of such Notes, the Collateral Agent shall release the Pledged Preferred Securities from the Collateral Account and shall promptly transfer the same to the Purchase Contract Agent.

      Notwithstanding the foregoing, in the event of a dissolution and liquidation of the Trust, if a Liquidation Distribution is to be distributed in lieu of the Notes as provided for in the Declaration, the Liquidation Distribution shall be credited to the Collateral Account by the Property Trustee, on or prior to 12:30 p.m., New York City time, on the date of distribution of the Liquidation Distribution, by federal funds check or wire transfer of immediately available funds. The Collateral Agent is hereby authorized to present the Pledged Preferred Securities for payment as may be required by their terms. Upon receipt of such funds, the Pledged Preferred Securities shall be released from the Collateral Account. In the event such funds are credited to the Collateral Account, the Collateral Agent, at the written direction of the Company, shall instruct the Securities Intermediary to
(a) apply an amount equal to the Redemption Amount of such Liquidation Distribution to purchase the Treasury Portfolio from the Quotation Agent for credit to the Collateral Account and (b) promptly remit the remaining portion of such Liquidation Distribution, if any, to the Purchase Contract Agent for payment to the Holders of Corporate Units. To the extent that the Treasury Portfolio is purchased pursuant to the preceding sentence, the Treasury Portfolio shall replace the Preferred Securities as Collateral as and to the extent that the Proceeds from such Liquidation Distribution were Proceeds from a Tax Event Redemption or Succeeding Initial Remarketing for all purposes under this Agreement and the Purchase Contract Agreement. To the extent that the Proceeds from such Liquidation Distribution are not sufficient to purchase the Treasury Portfolio, the Collateral Agent shall invest such Proceeds in Permitted Investments set forth in clause (7) of the definition of Permitted Investments.

      SECTION 7.03. Tax Event Redemption. Upon the occurrence of a Tax Event Redemption Date while Preferred Securities or Notes are still credited to the Collateral Account, the Redemption Amount, plus any accumulated and unpaid distributions, or any accrued and unpaid interest, as the case may be, payable on the Tax Event Redemption Date with respect to the Applicable Principal Amount shall be credited to the Collateral Account by the Property

Trustee or, in case there has been a dissolution of the Trust and the distribution of the related Notes, by the Indenture Trustee, on or prior to 12:30 p.m., New York City time on such Tax Event Redemption Date, by federal funds check or wire transfer of immediately available funds. The Collateral Agent is hereby authorized to present the Pledged Preferred Securities or the Pledged Notes for payment as may be required by their respective terms. Upon receipt of such funds, the Pledged Preferred Securities or Pledged Notes, as the case may be, shall be released from the Collateral Account. In the event such funds are credited to the Collateral Account, the Collateral Agent, at the written direction of the Company, shall instruct the Securities Intermediary to
(a) apply an amount equal to the Redemption Amount of such funds to purchase the Treasury Portfolio from the Quotation Agent for credit to the Collateral Account and (b) promptly remit the remaining portion of such funds, if any, to the Purchase Contract Agent for payment to the Holders of Corporate Units.

      SECTION 7.04. Initial Remarketing. Upon notice from the Company of the Initial Remarketing Date, the Collateral Agent shall, by 11:00 a.m., New York City time, on the Business Day immediately preceding the Initial Remarketing Date, without any instruction from any Holder of Corporate Units, present the related Pledged Preferred Securities or Pledged Notes, as the case may be, to the Remarketing Agent for remarketing. Upon receiving such Pledged Preferred Securities or Pledged Notes and any Separate Preferred Securities or Separate Notes duly presented for remarketing pursuant to Section 5.02(a)(i) of the Purchase Contract Agreement, the Remarketing Agent, pursuant to the terms of the Remarketing Agreement, will use its reasonable efforts to remarket such Preferred Securities or Notes on the Initial Remarketing Date at a price of approximately 100.25% (but not less than 100%) of the Treasury Portfolio Purchase Price, the Separate Preferred Securities or Notes Purchase Price, plus deferred and unpaid distributions or interest, if any, on the Preferred Securities or Notes. After deduction as the Remarketing Fee of an amount not exceeding 25 basis points (.25%) of the sum of the Treasury Portfolio Purchase Price, the Separate Preferred Securities or Notes Purchase Price and deferred and unpaid distributions or interest, if any, on the Preferred Securities or Notes from any amount of such Proceeds in excess of the sum of Treasury Portfolio Purchase Price, the Separate Preferred Securities or Notes Purchase Price, and deferred and unpaid distributions or interest, if any, on the Preferred Securities or Notes, the Remarketing Agent will remit the entire amount of the Proceeds of such Remarketing of the Pledged Securities or Pledged Notes to the Collateral Agent on or prior to 12:00 p.m., New York City time, on the Initial Reset Date by check or wire transfer in immediately available funds at such place and at such account as may be designated by the Collateral Agent in exchange for the Pledged Preferred Securities or Pledged Notes. In the event the Collateral Agent receives such Proceeds, the Collateral Agent will, at the written direction of the Company, apply an amount equal to the Treasury Portfolio Purchase Price to purchase from the Quotation Agent the Treasury Portfolio and promptly remit the remaining portion of such Proceeds to the Purchase Contract Agent for payment to the Holders of Corporate Units. The Collateral Agent shall Transfer the Treasury Portfolio to the Collateral Account to secure the obligation of all Holders of Corporate Units to purchase Common Stock of the Company under the Purchase Contracts constituting a part of such Corporate Units, in substitution for the Pledged Preferred Securities or Pledged Notes, which shall be released from the Collateral Account. With respect to the Separate Preferred Securities or Notes, any proceeds of the Initial Remarketing in excess of the Remarketing Fee attributable to the Separate Preferred Securities or Notes will be remitted to the Custodial Agent for payment to the holders of Separate Preferred Securities or Notes. In the event of a Failed Initial

Remarketing, the Preferred Securities or Notes presented to the Remarketing Agent pursuant to this Section 7.03 for Remarketing shall be redeposited into the Collateral Account.

      SECTION 7.05. Substitutions. Whenever a Holder has the right to substitute Treasury Securities, Preferred Securities, Notes or security entitlements for any of them or the appropriate Applicable Ownership Interests of the Treasury Portfolio, as the case may be, for financial assets held in the Collateral Account, such substitution shall not constitute a novation of the security interest created hereby.

                                    ARTICLE 8
                    REPRESENTATIONS AND WARRANTIES; COVENANTS

      SECTION 8.01. Representations and Warranties. Each Holder from time to time, acting through the Purchase Contract Agent as attorney-in-fact (it being understood that the Purchase Contract Agent shall not be liable for any representation or warranty made by or on behalf of a Holder), hereby represents and warrants to the Collateral Agent (with respect to such Holder's interest in the Collateral), which representations and warranties shall be deemed repeated on each day a Holder Transfers Collateral that:

      (a) such Holder has the power to grant a security interest in and lien on the Collateral;

      (b) such Holder is the sole beneficial owner of the Collateral and, in the case of Collateral delivered in physical form, is the sole holder of such Collateral and is the sole beneficial owner of, or has the right to Transfer, the Collateral it Transfers to the Collateral Agent for credit to the Collateral Account, free and clear of any security interest, lien, encumbrance, call, liability to pay money or other restriction other than the security interest and lien granted under Article 2 hereof;

      (c) upon the Transfer of the Collateral to the Collateral Agent for credit to the Collateral Account, the Collateral Agent, for the benefit of the Company, will have a valid and perfected first priority security interest therein (assuming that any central clearing operation or any securities intermediary or other entity not within the control of the Holder involved in the Transfer of the Collateral, including the Collateral Agent and the Securities Intermediary, gives the notices and takes the action required of it hereunder and under applicable law for perfection of that interest and assuming the establishment and exercise of control pursuant to Article 4 hereof); and

      (d) the execution and performance by the Holder of its obligations under this Agreement will not result in the creation of any security interest, lien or other encumbrance on the Collateral other than the security interest and lien granted under Article 2 hereof or violate any provision of any existing law or regulation applicable to it or of any mortgage, charge, pledge, indenture, contract or undertaking to which it is a party or which is binding on it or any of its assets.

      SECTION 8.02. Covenants. The Holders from time to time, acting through the Purchase Contract Agent as their attorney-in-fact (it being understood that the Purchase Contract Agent shall not be liable for any covenant made by or on behalf of a Holder), hereby covenant to the Collateral Agent that for so long as the Collateral remains subject to the Pledge:

      (a) neither the Purchase Contract Agent nor such Holders will create or purport to create or allow to subsist any mortgage, charge, lien, pledge or any other security interest whatsoever over the Collateral or any part of it other than pursuant to this Agreement; and

      (b) neither the Purchase Contract Agent nor such Holders will sell or otherwise dispose (or attempt to dispose) of the Collateral or any part of it except for the beneficial interest therein, subject to the Pledge hereunder, transferred in connection with the Transfer of the Securities.

                                    ARTICLE 9
    THE COLLATERAL AGENT, THE CUSTODIAL AGENT AND THE SECURITIES INTERMEDIARY

      It is hereby agreed as follows:

      SECTION 9.01. Appointment, Powers and Immunities. The Collateral Agent, the Custodial Agent or the Securities Intermediary shall act as agent for the Company hereunder with such powers as are specifically vested in the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Collateral Agent, Custodial Agent and Securities Intermediary shall:

      (a) have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants or obligations shall be inferred from this Agreement against the Collateral Agent, Custodial Agent and Securities Intermediary, nor shall the Collateral Agent, Custodial Agent and Securities Intermediary be bound by the provisions of any agreement by any party hereto beyond the specific terms hereof;

      (b) not be responsible for any recitals contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by it under, this Agreement, the Securities or the Purchase Contract Agreement, or for the value, validity, effectiveness, genuineness, enforceability (other than as against the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be) or sufficiency of this Agreement, the Securities or the Purchase Contract Agreement or any other document referred to or provided for herein or therein or for any failure by the Company or any other Person (except the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be) to perform any of its obligations hereunder or thereunder or for the perfection, priority or, except as expressly required hereby, maintenance of any security interest created hereunder;

      (c) not be required to initiate or conduct any litigation or collection proceedings hereunder (except pursuant to written directions furnished under Section 9.02 hereof, subject to Section 9.06 hereof);

      (d) not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith or therewith, except for its own negligence or willful misconduct; and

      (e) not be required to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

      Subject to the foregoing, during the term of this Agreement, the Collateral Agent shall take all reasonable action in connection with the safekeeping and preservation of the Collateral hereunder.

      No provision of this Agreement shall require the Collateral Agent, Custodial Agent or Securities Intermediary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. In no event shall the Collateral Agent or Securities Intermediary be liable for any amount in excess of the Value of the Collateral. Notwithstanding the foregoing, each of the Collateral Agent and the Securities Intermediary in its individual capacity hereby waives any right of setoff, bankers' lien, liens or perfection rights as securities intermediary or any counterclaim with respect to any of the Collateral.

      SECTION 9.02. Instructions of the Company. The Company shall have the right, by one or more written instruments executed and delivered to the Collateral Agent, to direct the time, method and place of conducting any proceeding for the realization of any right or remedy available to the Collateral Agent, or of exercising any power conferred on the Collateral Agent, or to direct the taking or refraining from taking of any action authorized by this Agreement; provided, however, that (i) such direction shall not conflict with the provisions of any law or of this Agreement and (ii) the Collateral Agent shall have received indemnity satisfactory to it as provided herein. Nothing contained in this Section 9.02 shall impair the right of the Collateral Agent in its discretion to take any action or omit to take any action which it deems proper and which is not inconsistent with such direction.

      SECTION 9.03. Reliance. Each of the Securities Intermediary, the Custodial Agent and the Collateral Agent shall be entitled to conclusively rely upon any certification, order, judgment, opinion, notice or other written communication (including, without limitation, any thereof by e-mail or similar electronic means, telecopy, telex or facsimile) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons (without being required to determine the correctness of any fact stated therein) and consult with and rely upon advice, opinions and statements of legal counsel and other experts selected by the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be. As to any matters not expressly provided for by this Agreement, the Collateral Agent, the Custodial Agent and the Securities Intermediary shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions given by the Company in accordance with this Agreement.

      SECTION 9.04. Rights in Other Capacities. The Collateral Agent, the Custodial Agent and the Securities Intermediary and their affiliates may (without having to account therefor to the Company) accept deposits from, lend money to, make their investments in and generally engage in any kind of banking, trust or other business with the Purchase Contract Agent, any other Person interested herein and any Holder of Securities (and any of their respective subsidiaries or affiliates) as if it were not acting as the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, and the Collateral Agent, the Custodial

Agent, the Securities Intermediary and their affiliates may accept fees and other consideration from the Purchase Contract Agent and any Holder of Securities without having to account for the same to the Company; provided that each of the Securities Intermediary, the Custodial Agent and the Collateral Agent covenants and agrees with the Company that it shall not accept, receive or permit there to be created in favor of itself and shall take no affirmative action to permit there to be created in favor of any other Person, any security interest, lien or other encumbrance of any kind in or upon the Collateral other than the lien created by the Pledge.

      SECTION 9.05. Non-Reliance. None of the Securities Intermediary, the Custodial Agent or the Collateral Agent shall be required to keep itself informed as to the performance or observance by the Purchase Contract Agent or any Holder of Securities of this Agreement, the Purchase Contract Agreement, the Securities or any other document referred to or provided for herein or therein or to inspect the properties or books of the Purchase Contract Agent or any Holder of Securities. None of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall have any duty or responsibility to provide the Company with any credit or other information concerning the affairs, financial condition or business of the Purchase Contract Agent or any Holder of Securities (or any of their respective affiliates) that may come into the possession of the Collateral Agent, the Custodial Agent or the Securities Intermediary or any of their respective affiliates.

      SECTION 9.06. Compensation and Indemnity. The Company agrees to:

      (a) pay the Collateral Agent, the Custodial Agent and the Securities Intermediary from time to time such compensation as shall be agreed in writing between the Company and the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, for all services rendered by them hereunder;

      (b) indemnify and hold harmless the Collateral Agent, the Custodial Agent and the Securities Intermediary and each of their respective directors, officers, agents and employees (collectively, the "Indemnitees"), harmless from and against any and all claims, liabilities, losses, damages, fines, penalties and expenses (including reasonable fees and expenses of counsel) (collectively, "Losses" and individually, a "Loss") that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which either the Collateral Agent, the Custodial Agent or the Securities Intermediary is entitled to conclusively rely pursuant to the terms of this Agreement; and

      (c) in addition to and not in limitation of paragraph (b) immediately above, indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by or asserted against, the Indemnitees or any of them in connection with or arising out of the Collateral Agent's, the Custodial Agent's or the Securities Intermediary's acceptance or performance of its powers and duties under this Agreement, provided the Collateral Agent, the Custodial Agent or the Securities Intermediary has not acted with negligence or engaged in willful misconduct or bad faith with respect to the specific Loss against which indemnification is sought.

      SECTION 9.07. Failure to Act. In the event of any ambiguity in the provisions of this Agreement or any dispute between or conflicting claims by or among the parties hereto or any other Person with respect to any funds or property deposited hereunder, then at its sole option, each of the Collateral Agent, the Custodial Agent and the Securities Intermediary shall be entitled, after prompt notice to the Company and the Purchase Contract Agent, to refuse to comply with any and all claims, demands or instructions with respect to such property or funds so long as such dispute or conflict shall continue, and the Collateral Agent, the Custodial Agent and the Securities Intermediary shall not be or become liable in any way to any of the parties hereto for its failure or refusal to comply with such conflicting claims, demands or instructions. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall be entitled to refuse to act until either:

      (a) such conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Collateral Agent, the Custodial Agent or the Securities Intermediary; or

      (b) the Collateral Agent, the Custodial Agent or the Securities Intermediary shall have received security or an indemnity satisfactory to it sufficient to save it harmless from and against any and all loss, liability or reasonable out-of-pocket expense which it may incur by reason of its acting.

The Collateral Agent, the Custodial Agent and the Securities Intermediary may in addition elect to commence an interpleader action or seek other judicial relief or orders as the Collateral Agent, the Custodial Agent or the Securities Intermediary may deem necessary. Notwithstanding anything contained herein to the contrary, none of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be required to take any action that is in its opinion contrary to law or to the terms of this Agreement, or which would in its opinion subject it or any of its officers, employees or directors to liability.

      SECTION 9.08. Resignation.

      (a) Subject to the appointment and acceptance of a successor Collateral Agent, Custodial Agent or Securities Intermediary as provided below:

            (i) if the Collateral Agent, the Custodial Agent or the Securities Intermediary is the same Person as the Purchase Contract Agent and an event of default occurs under the Purchase Contract Agreement or this Agreement, except an event of default as a result of (x) a Failed Secondary Remarketing or (y) the event referred to in clause (ii) of the second paragraph of Section 5.07(a) hereof, the Collateral Agent, the Custodial Agent or the Securities Intermediary shall resign immediately;

            (ii) the Collateral Agent, the Custodial Agent and the Securities Intermediary may resign at any time by giving notice thereof to the Company and the Purchase Contract Agent as attorney-in-fact for the Holders of Securities;

            (iii) the Collateral Agent, the Custodial Agent and the Securities Intermediary may be removed at any time by the Company; and

            (iv) if the Collateral Agent, the Custodial Agent or the Securities Intermediary fails to perform any of its material obligations hereunder in any material respect for a period of not less than 20 days after receiving written notice of such failure by the Purchase Contract Agent and such failure shall be continuing, the Collateral Agent, the Custodial Agent and the Securities Intermediary may be removed by the Purchase Contract Agent, acting at the written direction of the Holders of Securities.

The Purchase Contract Agent shall promptly notify the Company of any removal of the Collateral Agent, the Custodial Agent or the Securities Intermediary pursuant to clause (iv) of this Section 9.08(a). Upon any such resignation or removal, the Company shall have the right to appoint a successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, which, in the case of a resignation pursuant to clause (i) of this Section 9.08(a), shall not be an Affiliate of the Purchase Contract Agent. If no successor Collateral Agent, Custodial Agent or Securities Intermediary shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Collateral Agent's, Custodial Agent's or Securities Intermediary's giving of notice of resignation or the Company's or the Purchase Contract Agent's giving notice of such removal, then the retiring Collateral Agent, Custodial Agent or Securities Intermediary at the expense of the Company may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent, Custodial Agent or Securities Intermediary. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall each be a bank or a national banking association which has an office (or an agency office) in New York City with a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Collateral Agent, Custodial Agent or Securities Intermediary hereunder by a successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, such successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, and the retiring Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, shall take all appropriate action, subject to payment of any amounts owed to it hereunder, to transfer any money and property held by it hereunder (including the Collateral) to such successor. The retiring Collateral Agent, Custodial Agent or Securities Intermediary shall, upon such succession, be discharged from its duties and obligations as Collateral Agent, Custodial Agent or Securities Intermediary hereunder. After any retiring Collateral Agent's, Custodial Agent's or Securities Intermediary's resignation hereunder as Collateral Agent, Custodial Agent or Securities Intermediary, the provisions of this Article 9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent, Custodial Agent or Securities Intermediary. Any resignation or removal of the Collateral Agent, Custodial Agent or Securities Intermediary hereunder, at a time when such Person is acting as the Collateral Agent, Custodial Agent or Securities Intermediary, shall be deemed for all purposes of this Agreement as the simultaneous resignation or removal of the Collateral Agent, Securities Intermediary or Custodial Agent, as the case may be.

      SECTION 9.09. Right to Appoint Agent or Advisor. The Collateral Agent shall have the right to appoint agents or advisors in connection with any of its duties hereunder, and the Collateral Agent shall not be liable for any action taken or omitted by, or in reliance upon the advice of, such agents or advisors selected in good faith. The appointment of agents pursuant to this Section 9.09 shall be subject to prior consent of the Company, which consent shall not be unreasonably withheld.

      SECTION 9.10. Survival. The provisions of this Article 9 shall survive termination of this Agreement and the resignation or removal of the Collateral Agent, the Custodial Agent or the Securities Intermediary.

      SECTION 9.11. Exculpation. Anything contained in this Agreement to the contrary notwithstanding, in no event shall any of the Collateral Agent, the Custodial Agent or the Securities Intermediary or their officers, directors, employees or agents be liable under this Agreement to any third party for indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, whether or not the likelihood of such loss or damage was known to the Collateral Agent, the Custodial Agent or the Securities Intermediary, or any of them.

                                   ARTICLE 10
                                    AMENDMENT

      SECTION 10.01. Amendment Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, at any time and from time to time, may amend this Agreement, in form satisfactory to the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, to:

      (a) evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company;

      (b) evidence and provide for the acceptance of appointment hereunder by a successor Collateral Agent, Custodial Agent, Securities Intermediary or Purchase Contract Agent;

      (c) add to the covenants of the Company for the benefit of the Holders, or surrender any right or power herein conferred upon the Company, provided such covenants or such surrender do not adversely affect the validity, perfection or priority of the Pledge created hereunder; or

      (d) cure any ambiguity (or formal defect), correct or supplement any provisions herein which may be inconsistent with any other such provisions herein, or make any other provisions with respect to such matters or questions arising under this Agreement, provided such action shall not adversely affect the interests of the Holders.

      SECTION 10.02. Amendment with Consent of Holders. With the consent of the Holders of not less than a majority of the Purchase Contracts at the time outstanding, by Act of such Holders delivered to the Company, the Purchase Contract Agent, the Custodial Agent, the Securities Intermediary and the Collateral Agent, as the case may be, the Company, when duly authorized by a Board Resolution, the Purchase Contract Agent, the Collateral Agent, the Securities Intermediary and the Collateral Agent may amend this Agreement for the purpose of modifying in any manner the provisions of this Agreement or the rights of the Holders in respect of the Securities; provided, however, that no such supplemental agreement shall, without the unanimous consent of the Holders of each Outstanding Security adversely affected thereby in any material respect:

      (a) change the amount or type of Collateral underlying a Security (except for the rights of holders of Corporate Units to substitute the Treasury Securities for the Pledged Preferred Securities, the Pledged Notes or the Pledged Applicable Ownership Interests, as the case may be, or the rights of Holders of Treasury Units to substitute Preferred Securities, Notes or the Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as applicable, for the Pledged Treasury Securities), impair the right of the Holder of any Security to receive distributions on the underlying Collateral or otherwise adversely affect the Holder's rights in or to such Collateral; or

      (b) otherwise effect any action that would require the consent of the Holder of each Outstanding Security affected thereby pursuant to the Purchase Contract Agreement if such action were effected by an agreement supplemental thereto; or

      (c) reduce the percentage of Purchase Contracts the consent of whose Holders is required for any such amendment;

provided that if any amendment or proposal referred to above would adversely affect only the Corporate Units or only the Treasury Units, then only the affected class of Holders as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of Holders of not less than a majority of such class; provided further that the unanimous consent of the Holders of each outstanding Purchase Contract of such class affected thereby shall be required to approve any amendment or proposal specified in clauses (a) through (c) above.

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such Act shall approve the substance thereof.

      SECTION 10.03. Execution of Amendments. In executing any amendment permitted by this Article, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent shall be entitled to receive and (subject to Section 7.01 of the Purchase Contract Agreement with respect to the Purchase Contract Agent) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent, if any, to the execution and delivery of such amendment have been satisfied.

      SECTION 10.04. Effect of Amendments. Upon the execution of any amendment under this Section, this Agreement shall be modified in accordance therewith, and such amendment shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered under the Purchase Contract Agreement shall be bound thereby.

      SECTION 10.05. Reference of Amendments. Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any amendment pursuant to this

Section may, and shall if required by the Collateral Agent or the Purchase Contract Agent, bear a notation in form approved by the Purchase Contract Agent and the Collateral Agent as to any matter provided for in such amendment. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Collateral Agent, the Purchase Contract Agent and the Company, to any such amendment may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent in accordance with the Purchase Contract Agreement in exchange for Certificates representing Outstanding Securities.

                                   ARTICLE 11
                                  MISCELLANEOUS

      SECTION 11.01. No Waiver. No failure on the part of the Collateral Agent, the Securities Intermediary or any of their respective agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent, the Securities Intermediary or any of their respective agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

      SECTION 11.02. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Holders from time to time of the Securities, acting through the Purchase Contract Agent as their attorney-in-fact, hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Holders from time to time of the Securities, acting through the Purchase Contract Agent as their attorney-in-fact, irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

      SECTION 11.03. Notices. All notices, requests, consents and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

      SECTION 11.04. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, and the Holders from time to time of the Securities, by their acceptance of the same, shall be deemed to have agreed to be bound by the provisions hereof and to have ratified the agreements of, and the grant of the Pledge hereunder by, the Purchase Contract Agent.

      SECTION 11.05. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

      SECTION 11.06. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

      SECTION 11.07. Expenses, Etc. The Company agrees to reimburse the Collateral Agent, the Custodial Agent and the Securities Intermediary for:

      (a) all reasonable costs and expenses of the Collateral Agent and the Securities Intermediary (including, without limitation, the reasonable fees and expenses of counsel to the Collateral Agent and the Securities Intermediary), in connection with (i) the negotiation, preparation, execution and delivery or performance of this Agreement and (ii) any modification, supplement or waiver of any of the terms of this Agreement;

      (b) all reasonable costs and expenses of the Collateral Agent and the Securities Intermediary (including, without limitation, reasonable fees and expenses of counsel) in connection with (i) any enforcement or proceedings resulting or incurred in connection with causing any Holder of Securities to satisfy its obligations under the Purchase Contracts forming a part of the Securities and (ii) the enforcement of this Section 11.07(b);

      (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other document referred to herein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated hereby;

      (d) all reasonable fees and expenses of any agent or advisor appointed by the Collateral Agent and consented to by the Company under Section 9.09 of this Agreement; and

      (e) any other out-of-pocket costs and expenses reasonably incurred by the Collateral Agent and the Securities Intermediary in connection with the performance of their duties hereunder.

      SECTION 11.08. Security Interest Absolute. All rights of the Collateral Agent and security interests hereunder, and all obligations of the Holders from time to time hereunder, shall be absolute and unconditional irrespective of:

      (a) any lack of validity or enforceability of any provision of the Purchase Contracts or the Securities or any other agreement or instrument relating thereto;

      (b) any change in the time, manner or place of payment of, or any other term of, or any increase in the amount of, all or any of the obligations of Holders of the Securities under the related Purchase Contracts, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Purchase Contract Agreement or any Purchase Contract or any other agreement or instrument relating thereto; or

      (c) any other circumstance which might otherwise constitute a defense available to, or discharge of, a borrower, a guarantor or a pledgor.

      SECTION 11.09. Notice of Tax Event, Tax Event Redemption and Termination Event. Upon the occurrence of a Tax Event, a Tax Event Redemption or a Termination Event, the Company shall deliver written notice to the Collateral Agent, the Securities Intermediary and the Purchase Contract Agent. Upon the written request of the Collateral Agent or the Securities Intermediary, the Company shall inform such party whether or not a Tax Event, a Tax Event Redemption or a Termination Event has occurred.

                       [SIGNATURES ON THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

PUBLIC SERVICE ENTERPRISE GROUP            WACHOVIA BANK, NATIONAL ASSOCIATION,
INCORPORATED                               as Purchase Contract Agent and
                                           as attorney-in-fact of the Holders
                                           from time to time of the Securities

By:                                        By:
   ---------------------------------          ----------------------------------
   Name:                                      Name:
   Title:                                     Title:

Address for Notices:                       Address for Notices:

Public Service Enterprise Group            Wachovia Bank, National Association
Incorporated                               21 South Street
80 Park Plaza                              Morristown, New Jersey
P.O. Box 1171                              Attention: Corporate Trust
Newark, New Jersey 07101                              Administration
Attention: Treasurer                       Telecopy: 973-682-4531
Telecopy: 973-596-6309

With a copy to:

Public Service Enterprise Group
Incorporated
80 Park Plaza
P.O. Box 1171
Newark, New Jersey 07101
Attention: Associate General Counsel
Telecopy: 973-642-5033

THE BANK OF NEW YORK,
as Collateral Agent, Custodial Agent
and as Securities Intermediary

By:
   ----------------------------------
   Name:
   Title:

Address for Notices:

101 Barclay Street
Floor 8 West
New York, New York  10286
Attention: Corporate Trust Administration
Telecopy: 212-815-7760

                                                                       EXHIBIT A

                                   INSTRUCTION
                          FROM PURCHASE CONTRACT AGENT
                               TO COLLATERAL AGENT
                        (Establishment of Treasury Units)

The Bank of New York
101 Barclay Street
Floor 8 West
New York, New York  10286
Attention: Corporate Trust Administration
Telecopy: 212-815-7760

      Re: Corporate Units of Public Service Enterprise Group Incorporated (the "Company") and PSEG Funding Trust I

            The securities account of The Bank of New York, as Collateral Agent, maintained by the Securities Intermediary and designated "The Bank of New York, as Collateral Agent of Public Service Enterprise Group Incorporated, as pledgee of Wachovia Bank, National Association, as the Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders" (the "Collateral Account")

      Please refer to the Pledge Agreement, dated as of September 10, 2002 (the "Pledge Agreement"), among the Company, you, as Collateral Agent, Custodial Agent and Securities Intermediary, and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

      We hereby notify you in accordance with Section 5.02[(a)][(b)][(c)] of the Pledge Agreement that the holder of securities named below (the "Holder") has elected to substitute $__________ Value of Treasury Securities or security entitlements with respect thereto in exchange for an equal Value of [Pledged Preferred Securities] [Pledged Notes] [Pledged Applicable Ownership Interests] relating to _________ Corporate Units and has delivered to the undersigned a notice stating that the Holder has Transferred such Treasury Securities or security entitlements thereto to the Securities Intermediary, for credit to the Collateral Account.

      We hereby request that you instruct the Securities Intermediary, upon confirmation that such Treasury Securities or security entitlements thereto have been credited to the Collateral Account, to release to the undersigned an equal Value of [Pledged Preferred Securities] [Pledged Notes] [Pledged Applicable Ownership Interests] in accordance with Section 5.02 of the Pledge Agreement.

                                      WACHOVIA BANK, NATIONAL ASSOCIATION,
Date:___________________              as Purchase Contract Agent and as
                                      attorney-in-fact of the Holders from
                                      time to time of the Securities

                                      By:_______________________________________
                                         Name:
                                         Title:

Please print name and address of Holder electing to substitute Treasury Securities or security entitlements with respect thereto for the [Pledged Preferred Securities] [Pledged Notes] [Pledged Applicable Ownership Interests]:

_____________________________________      _____________________________________
               Name                        Social Security or other
                                           Taxpayer Identification Number,
                                           if any

_____________________________________
             Address

_____________________________________

_____________________________________

                                                                       EXHIBIT B

                                   INSTRUCTION
                              FROM COLLATERAL AGENT
                           TO SECURITIES INTERMEDIARY
                        (Establishment of Treasury Units)

The Bank of New York
101 Barclay Street
Floor 8 West
New York, New York  10286
Attention: Corporate Trust Administration
Telecopy: 212-815-7760

      Re: Corporate Units of Public Service Enterprise Group Incorporated (the "Company") and PSEG Funding Trust I (the "Trust")

            The securities account of The Bank of New York, as Collateral Agent, maintained by the Securities Intermediary and designated "The Bank of New York, as Collateral Agent of Public Service Enterprise Group Incorporated, as pledgee of Wachovia Bank, National Association, as the Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders" (the "Collateral Account")

      Please refer to the Pledge Agreement, dated as of September 10, 2002 (the "Pledge Agreement"), among the Company, you, as Securities Intermediary, Wachovia Bank, National Association, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time, and the undersigned, as Collateral Agent. Capitalized terms used herein but not defined shall have the meanings set forth in the Pledge Agreement.

      When you have confirmed that $__________ Value of Treasury Securities or security entitlements thereto has been credited to the Collateral Account by or for the benefit of _________, as Holder of Corporate Units (the "Holder"), you are hereby instructed to release from the Collateral Account an equal Value of [Pledged Preferred Securities or security entitlements with respect thereto] [Pledged Notes or security entitlements with respect thereto] [Pledged Applicable Ownership Interests] relating to _____ Corporate Units of the Holder by Transfer to the Purchase Contract Agent.

                                           THE BANK OF NEW YORK,
                                           as Collateral Agent
Dated:_______________

                                           By:__________________________________
                                              Name:
                                              Title:

Please print name and address of Holder:

_____________________________________      _____________________________________
               Name                        Social Security or other
                                           Taxpayer Identification Number,
                                           if any

_____________________________________
             Address

_____________________________________

_____________________________________

                                                                       EXHIBIT C

                                   INSTRUCTION
                          FROM PURCHASE CONTRACT AGENT
                               TO COLLATERAL AGENT
                      (Reestablishment of Corporate Units)

The Bank of New York
101 Barclay Street
Floor 8 West
New York, New York  10286
Attention: Corporate Trust Administration
Telecopy: 212-815-7760

      Re: ____________ Corporate Units of Public Service Enterprise Group Incorporated (the "Company") and PSEG Funding Trust I (the "Trust")

      Please refer to the Pledge Agreement dated as of September 10, 2002 (the "Pledge Agreement"), among the Company, you, as Collateral Agent, Custodial Agent and Securities Intermediary, and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

      We hereby notify you in accordance with Section 5.03[(a)][(b)][(c)] of the Pledge Agreement that the holder of securities listed below (the "Holder") has elected to substitute $ Value of [Preferred Securities or security entitlements thereto] [Notes or security entitlements thereto] [Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio] in exchange for $__________ Value of Pledged Treasury Securities and has delivered to the undersigned a notice stating that the holder has Transferred such [Preferred Securities or security entitlements with respect thereto] [Notes or security entitlements with respect thereto] [Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio] to the Securities Intermediary, for credit to the Collateral Account.

      We hereby request that you instruct the Securities Intermediary, upon confirmation that such [Preferred Securities or security entitlements with respect thereto] [Notes or security entitlements with respect thereto] [Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio] have been credited to the Collateral Account, to release to the undersigned $__________ Value of Treasury Securities or security entitlements thereto related to _____ Corporate Units of such Holder in accordance with Section 5.03 of the Pledge Agreement.

                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    as Purchase Contract Agent

Dated:_______________               By:__________________________________
                                       Name:
                                       Title:

Please print name and address of Holder electing to substitute [Preferred Securities or security entitlements with respect thereto] [Pledged Notes or security entitlements with respect thereto] [Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio] for Pledged Treasury Securities:

_____________________________________      _____________________________________
               Name                        Social Security or other
                                           Taxpayer Identification Number,
                                           if any

_____________________________________
             Address

_____________________________________

_____________________________________

                                                                       EXHIBIT D

                                   INSTRUCTION
                              FROM COLLATERAL AGENT
                           TO SECURITIES INTERMEDIARY
                      (Reestablishment of Corporate Units)

The Bank of New York
101 Barclay Street
Floor 8 West
New York, New York  10286
Attention: Corporate Trust Administration
Telecopy: 212-815-7760

      Re: ___________ Treasury Units of Public Service Enterprise Group Incorporated (the "Company") and PSEG Funding Trust I (the "Trust")

            The securities account of The Bank of New York, as Collateral Agent, maintained by the Securities Intermediary and designated "The Bank of New York, as Collateral Agent of Public Service Enterprise Group Incorporated, as pledgee of Wachovia Bank, National Association, as the Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders" (the "Collateral Account")

      Please refer to the Pledge Agreement dated as of September 10, 2002 (the "Pledge Agreement"), among the Company, you, as Securities Intermediary, Collateral Agent and Custodial Agent, Wachovia Bank, National Association, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time, and the undersigned, as Collateral Agent. Capitalized terms used herein but no defined shall have the meaning set forth in the Pledge Agreement.

      When you have confirmed that $ __________ Value of [Preferred Securities or security entitlements with respect thereto] [Notes or security entitlements with respect thereto] [Applicable Ownership Interests (as specified in clause
(A) of the definition of such term) of the Treasury Portfolio] has been credited to the Collateral Account by or for the benefit of ________________, as Holder of Corporate Units (the "Holder"), you are hereby instructed to release from the Collateral Account $________________ Value of Treasury Securities or security entitlements with respect thereto by Transfer to the Purchase Contract Agent.

                                         THE BANK OF NEW YORK,
                                         as Collateral Agent

Dated:______________                     By:_______________________________
                                            Name:
                                            Title:

_____________________________________      _____________________________________
               Name                        Social Security or other
                                           Taxpayer Identification Number,
                                           if any

_____________________________________
             Address

_____________________________________

_____________________________________

                                                                       EXHIBIT E

                    NOTICE OF CASH SETTLEMENT FROM COLLATERAL
                        AGENT TO PURCHASE CONTRACT AGENT
                            (Cash Settlement Amounts)

WACHOVIA BANK, NATIONAL ASSOCIATION
21 South Street
Morristown, New Jersey 07960
Attention: Corporate Trust Administration
Telecopy: 973-682-4531

      Re: __________ Corporate Units of Public Service Enterprise Group Incorporated (the "Company") and PSEG Funding Trust I (the "Trust")

      Please refer to the Pledge Agreement dated as of September 10, 2002 (the "Pledge Agreement"), by and among you, the Company, the undersigned, The Bank of New York, as Collateral Agent, Custodial Agent and Securities Intermediary. Unless otherwise defined herein, terms defined in the Pledge Agreement are used herein as defined therein.

      In accordance with Section 5.05(d) of the Pledge Agreement, we hereby notify you that as of 11:00 a.m. (New York City time) on the Business Day immediately preceding November 16, 2005, we have received (i) $ _______________ in immediately available funds paid in an aggregate amount equal to the Purchase Price due to the Company on the Purchase Contract Settlement Date with respect to ________________ Corporate Units and (ii) $ ___________ in immediately available funds paid in an aggregate amount equal to the Purchase Price due to the Company on the Purchase Contract Settlement Date with respect to ______ Treasury Units.

                                      THE BANK OF NEW YORK,
                                      as Collateral Agent

Dated:_______________                 By:_____________________________________
                                         Name:
                                         Title:

                                                                       EXHIBIT F

              INSTRUCTION TO CUSTODIAL AGENT REGARDING REMARKETING

The Bank of New York
101 Barclay Street
Floor 8 West
New York, New York  10286
Attention: Corporate Trust Administration
Telecopy: 212-815-7760

      Re:   Preferred Securities of PSEG Funding Trust I (the "Trust")

      The undersigned hereby notifies you in accordance with Section 5.07(c) of the Pledge Agreement, dated as of September 10, 2002 (the "Pledge Agreement"), among the Company, you, as Collateral Agent, Custodial Agent and Securities Intermediary, Wachovia Bank, National Association, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time, that the undersigned elects to deliver [$_____________ aggregate liquidation amount of Separate Preferred Securities] [$______________ aggregate principal amount of Separate Notes] for delivery to the Remarketing Agent on the Business Day immediately preceding the [Initial Remarketing Date] [Secondary Remarketing Date] for remarketing pursuant to Section 5.07(c) of the Pledge Agreement. The undersigned will, upon request of the Remarketing Agent, execute and deliver any additional documents deemed by the Remarketing Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the [Separate Preferred Securities] [Separate Notes] tendered hereby. Capitalized terms used herein but no defined shall have the meaning set forth in the Pledge Agreement.

      The undersigned hereby instructs you, upon receipt of the Proceeds of such remarketing from the Remarketing Agent to deliver such Proceeds to the undersigned in accordance with the instructions indicated herein under "A. Payment Instructions". The undersigned hereby instructs you, in the event of Failed Remarketing, upon receipt of the [Separate Preferred Securities] [Separate Notes] tendered herewith from the Remarketing Agent, to be delivered to the person(s) and the address(es) indicated herein under "B. Delivery Instructions."

      With this notice, the undersigned hereby (i) represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the [Separate Preferred Securities] [Separate Notes] tendered hereby and that the undersigned is the record owner of any [Preferred Securities] [Notes] tendered herewith in physical form or a participant in The Depositary Trust Company ("DTC") and the beneficial owner of any [Preferred Securities] [Notes] tendered herewith by book-entry transfer to your account at DTC and (ii) agrees to be bound by the terms and conditions of Section 5.07(c) of the Pledge Agreement.

Date:_____________

                                           _____________________________________

                                           By:__________________________________
                                           Name:
                                           Title:
                                           Signature Guarantee:_________________


_____________________________________      _____________________________________
               Name                        Social Security or other
                                           Taxpayer Identification Number,
                                           if any

_____________________________________
             Address

_____________________________________

_____________________________________

--------------------------------------------------------------------------------
A. PAYMENT INSTRUCTIONS
--------------------------------------------------------------------------------

Proceeds of the remarketing should be paid by check in the name of the person(s) set forth below and mailed to the address set forth below.

                                     Name(s)

________________________________________________________________________________
                                 (Please Print)

                                     Address

________________________________________________________________________________
                                 (Please Print)

________________________________________________________________________________

________________________________________________________________________________
                                   (Zip Code)

________________________________________________________________________________
(Tax Identification or Social Security Number)

--------------------------------------------------------------------------------
B. DELIVERY INSTRUCTIONS
--------------------------------------------------------------------------------

In the event of a Failed Remarketing, [Preferred Securities] [Notes] which are in physical form should be delivered to the person(s) set forth below and mailed to the address set forth below.

                                     Name(s)

________________________________________________________________________________
                                 (Please Print)

                                     Address

________________________________________________________________________________
                                 (Please Print)

________________________________________________________________________________

________________________________________________________________________________
                                   (Zip Code)

________________________________________________________________________________
(Tax Identification or Social Security Number)

In the event of a Failed Remarketing, [Preferred Securities] [Notes] which are in book-entry form should be credited to the account at The Depositary Trust Company set forth below.

                               __________________
                               DTC Account Number

             Name of Account Party:_________________________________

                                                                       EXHIBIT G

                    INSTRUCTION TO CUSTODIAL AGENT REGARDING
                           WITHDRAWAL FROM REMARKETING

The Bank of New York
101 Barclay Street
Floor 8 West
New York, New York  10286
Attention: Corporate Trust Administration
Telecopy: 212-815-7760

      Re:   Preferred Securities of PSEG Funding Trust I (the "Trust")

      The undersigned hereby notifies you in accordance with Section 5.07(c) of the Pledge Agreement, dated as of September 10, 2002 (the "Pledge Agreement"), among the Company, you, as Collateral Agent, Custodial Agent and Securities Intermediary, Wachovia Bank, National Association, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time, that the undersigned elects to withdraw the [$_____ aggregate liquidation amount of Separate Preferred Securities] [$_________ aggregate principal amount of Separate Notes] delivered to the Custodial Agent on _________, 2005 for remarketing pursuant to Section 5.07(c) of the Pledge Agreement. The undersigned hereby instructs you to return such [Preferred Securities] [Notes] to the undersigned in accordance with the undersigned's instructions. With this notice, the Undersigned hereby agrees to be bound by the terms and conditions of Section 5.07(c) of the Pledge Agreement. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

Date:_____________
                                           _____________________________________

                                           By:__________________________________
                                           Name:
                                           Title:
                                           Signature Guarantee:_________________


_____________________________________      _____________________________________
               Name                        Social Security or other
                                           Taxpayer Identification Number,
                                           if any

_____________________________________
             Address

_____________________________________

_____________________________________


                                      G-1